Southern First Bancshares, Inc. (SFST)

Art Seaver – Chief Executive Officer
Justin Strickland - President

KEEFE, BRUYETTE & WOODS
Specialists in Financial Services

TWELFTH ANNUAL COMMUNITY BANK INVESTOR CONFERENCE AUGUST 2011

Forward Looking Statements:

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including continued general economic weakness, a further downturn in the economy, lower real estate values, greater than expected non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses, and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

Southern First Bancshares – Corporate Profile



Charlotte
NC
Greenville
SC
Atlanta
Columbia
GA

- Established in 2000 – Greenville, SC
- $758 million in total assets (*)
  - 7th largest bank headquartered in SC
- Greenville SC market – 4 offices
  - largest banking market in SC
  - #6 market share out of 35 banks (**)
- Columbia SC market – 2 offices
  - 2nd largest banking market in SC
  - surpassed $135 million in deposits
- SFST – 111 total employees

(*) June 2011
(**) FDIC – June 2010

SFST: Investment Value


Earnings Momentum
Asset Quality
Core Deposits
Efficient Model
Leadership / Vision
Current Valuation
Southern FIRST

Earnings Momentum

- Q2 earnings = $628 thousand
  - 568% increase over Q2 2010
  - 17% increase over prior quarter
- Q2 margin = 3.28%
  - 49 bp increase over Q2 2010
- YTD Net interest income up 16% compared to same period 2010
- YTD credit costs = $2.4 million
  - 35% decrease from 2010



Quarterly Earnings ($ 000)
$700
$600
$500
$400
$300
$200
$100
$0
$18
$94
$337
$440
$537
$628
Mar '10
Jun '10
Sep '10
Dec '10
Mar '11
Jun '11

Southern FIRST

Asset Quality Trends

	Q2 2011	Q2 2010
Non-performing assets / assets	1.73%	2.40%
Annualized net charge-offs	.36%	1.08%
ALLL as a % of NPL's	85%	68%
YTD credit costs	$2.4 million	$3.7 million

4 consecutive quarters of declining NPA's



Non-performing Assets %
3.00%
2.50%
2.00%
1.50%
1.00%
2.15%
2.21%
2.40%
2.24%
2.03%
1.95%
1.73%
Dec '09
Mar '10
Jun '10
Sep '10
Dec '10
Mar '11
Jun '11

Asset Quality – Comparative Data

2nd Quarter 2011	Southern First	All SC Banks *	SNL Banks NASDAQ **
ASSET QUALITY RATIOS			
Net charge offs / loans	.36%	1.54%	1.54%
Non-performing assets / assets	1.73%	5.38%	2.82%
Non-performing loans / loans	1.77%	5.51%	3.90%
ALLL / loans	1.51%	2.19%	2.49%
ALLL Coverage / Non-performing loans	85.5%	39.8%	51.2%

* FDIC – March 2011

** SNL March 2011

Loan Portfolio Mix: June 2011

- Construction / Development = only 3% of portfolio


Consumer 2%
Consumer Real Estate 10%
Business 19%
Consumer HELOC 14%
Construction / Development 3%
Non Owner Occupied CRE 28%
Owner Occupied CRE 25%

Core Deposits / Strong Client Growth

- $159 million growth in retail deposits in last 18 months
  - 46% growth in retail deposits
  - 81% growth in transaction account balances
- $104 million in new client transaction accounts in last 18 months

Retail Deposits ($ mil)



$550
$500
$450
$400
$350
$300
Dec '09
Mar '10
Jun '10
Sep '10
Dec '10
Mar '11
Jun '11

Transaction Accounts ($ mil)



$350
$300
$250
$200
$150
Dec '09
Mar '10
Jun '10
Sep '10
Dec '10
Mar '11
Jun '11

Corporate Model: Sustainable Efficiencies

ClientFIRST

- Targeted Focus
- Relationship Team Structure
  - Drives client growth
  - Provides superior client service
  - Produces sustainable efficiencies
- Highly Experienced Team



Assets / Employee ($mil)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$7.2
$4.2
Southern First
SC Banks

Southern FIRST

Data: FDIC – March 2011

Leadership / Vision:

- Leadership Team:
  - Deep market experience and community involvement
  - Relationship builders
  - Proven ability to outperform peers
  - Depth of risk management
  - Competitive and enthusiastic
- Vision
  - Grow deep client relationships
  - Be unique and generate long term value

Southern FIRST

SFST: Market Valuation

	June 30, 2010	June 30, 2011
Stock Price	$6.59	$8.50
SFST Book Value	$12.94	$13.25
Price / Book Value	51%	64%



Southern First Bancshares, Inc. - Price Change (%)
SFST (+29.05%)
KBW Bank (+4.77%)
Price Change (%)
40
20
0
-20
Jul 2010
Sep 2010
Nov 2010
Jan 2011
Mar 2011
May 2011

2011 Focused Game Plan:

- Lower credit costs and nonperforming assets
- Preserve sound capital ratios
- Improve margin and generate earnings momentum
- Continue momentum in client growth and retail deposits
- Lower regulatory risk profile
- Create unforgettable client experiences
- Communicate the Southern First story

Southern FIRST

Strategic Vision – The Road Ahead

Banking Landscape

- Changing rapidly and permanently

Strategic Focus

- Create a distinguishing value for the client
- Intense focus on asset quality and risk management
- Build a talented team recognized for market experience, depth of risk management and ability to generate value
- Maintain a strong balance sheet
- Capitalize on efficient *Client*FIRST model
- Operate in great markets

Strategic Vision – The Road Ahead

Growth Plan

- Proven ability to grow organically
- Continue momentum in client growth and core deposits
- Banker acquisition / market disruption
- Strategic opportunities
  - Industry consolidation

Capital Plan

- TARP repayment
  - Timing / dilution of additional capital are critical factors
- Strategic growth
- Earnings momentum / organic capital

SFST: Investment Value


Earnings Momentum
Asset Quality
Core Deposits
Efficient Model
Leadership / Vision
Current Valuation
Southern FIRST